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                                                                      EXHIBIT 23


                              LIFEMARK CORPORATION




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-80345, No. 333-04981, No. 33-42905, No.
33-56826, No. 33-76720, No. 33-92042, and No. 333-27063) of Lifemark Corporation
of our report dated July 24, 2000 appearing on page 22 of this Form 10-K.



PricewaterhouseCoopers LLP
Phoenix, Arizona
August 18, 2000